U. S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC  20549



                                     FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):  November 8, 1996




                        BALTIC INTERNATIONAL USA, INC.
            (Exact name of registrant as specified in its charter)




                                     TEXAS
                (State or other jurisdiction of incorporation)




  		1-12908                                          	76-0336843
		(Commission File Number)                         	(I.R.S. Employer
                                                			Identification No.)




         1990 Post Oak Boulevard, Suite 1630, Houston, Texas 77056 (Address of principal executive offices, including zip code)




                               (713) 961-9299
           (Registrant's telephone number, including area code)




Item 1  	Changes in Control of Registrant
	        Inapplicable

Item 2	  Acquisition or Disposition of Assets
        	Inapplicable

Item 3	  Bankruptcy or Receivership
	        Inapplicable

Item 4	  Changes in Registrant's Certifying Accountant
         The Company has engaged Arthur Andersen & Co. as its independent accountants as of November 8, 1996. The Company did not consult Arthur Andersen & Co. on any accounting, auditing or financial reporting issue during its two most recent fiscal years or through November 8, 1996.

Item 5	  Other Events
	        Inapplicable

Item 6	  Resignations of Registrant's Directors
        	Inapplicable

Item 7	  Financial Statements and Exhibits
        	Inapplicable

Item 8	  Change in Fiscal Year
		       Inapplicable


                                    SIGNATURES


   	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    		BALTIC INTERNATIONAL USA, INC.



                                    		By	/s/ Robert L. Knauss
                                         ---------------------------------
                                       		ROBERT L. KNAUSS
                                       		Chairman of the Board and
                                       		Chief Executive Officer
Dated: 	November 8, 1996